EXHIBIT 10.1
     AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of April 10, 2008 (the “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”) and LIBERTY STREET FUNDING CORP. (the “Buyer”), THE BANK OF NOVA SCOTIA (the “Managing Agent”) and MELLON BANK, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Seller, the Servicer, the Buyer, the Managing Agent and the Administrative Agent are parties to an Amended and Restated Receivables Purchase Agreement dated as of April 22, 2004 (as from time to time amended, the “RPA”);
     WHEREAS, the parties desire to amend the RPA;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. AMENDMENT OF RPA
     (a) The parties hereto agree that, effective as of April 10, 2008 (the “Effective Date”), the definition of “Commitment Termination Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “April 10, 2008” set forth therein with the date “April 30, 2008”.
     (b) The parties hereto agree that, effective as of the Effective Date, the definition of “Expiration Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “April 10, 2008” set forth therein with the date “April 30, 2008”.
SECTION 3. GOVERNING LAW
     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).
SECTION 4. EXECUTION IN COUNTERPARTS
     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment.

     Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 5. CONFIRMATION OF AGREEMENT
     Each of the parties to the RPA agree that, except as amended hereby, the RPA continues in full force and effect. For the avoidance of doubt, each of the parties hereto hereby acknowledge that effective as of the Effective Date, Three Rivers Funding Corporation (“TRFCO”) shall be a “Terminating Buyer” in accordance with the terms of the RPA and the TRFCO Maximum Net Investment (as such term is defined under the RPA) shall be zero. As such, neither TRFCO nor Mellon Bank, N.A., as Managing Agent with respect to TRFCO under the RPA, shall have any duties or obligations under or in connection with the RPA. Further, for the avoidance of doubt, form and after the Effective Date, the “Aggregate Maximum Net Investment” shall be equal to the “Liberty Maximum Net Investment”. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC.
By:	/s/ Louis A. Federle
Authorized Signatory

COMMERCIAL METALS COMPANY
By:	/s/ Louis A. Federle
Authorized Signatory

MELLON BANK, N.A., as Administrative Agent
By:	/s/ Jonathan F. Widich
Authorized Signatory

LIBERTY STREET FUNDING CORP.
By:	/s/ Frank Bilotta
Authorized Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ Michael Eden
Authorized Signatory

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a CMC STEEL TEXAS
By:	/s/ Louis A. Federle
Authorized Signatory

SMI STEEL, INC., d/b/a CMC STEEL ALABAMA
By:	/s/ Louis A. Federle
Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA, d/b/a CMC STEEL SOUTH CAROLINA
By:	/s/ Louis A. Federle
Authorized Signatory

CMC STEEL FABRICATORS, INC., d/b/a CMC JOIST
By:	/s/ Louis A. Federle
Authorized Signatory

HOWELL METAL COMPANY, d/b/a CMC HOWELL METAL
By:	/s/ Louis A. Federle
Authorized Signatory

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